UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 29, 2015

EXELIS INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1650 Tysons Boulevard, Suite 1700

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On May 29, 2015, effective as of the closing of the merger described under Item 2.01 on this Form 8-K, pursuant to which Exelis Inc. (“Exelis”) became a wholly owned subsidiary of Harris Corporation (“Harris”), Exelis terminated its Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of December 23, 2014 (as amended, the “Credit Agreement”), among Exelis, the lenders named therein, J.P. Morgan Chase Bank, N.A., as Administrative Agent and Citibank, N.A., as Syndication Agent.

Certain of the lenders to the Credit Agreement and their affiliates have performed and, from time to time in the future, may engage in transactions with and perform commercial and investment banking and advisory services for Exelis and its subsidiaries, for which they have received or will receive customary fees and expenses.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 29, 2015, Exelis completed its previously announced merger with a wholly owned subsidiary of Harris pursuant to the Agreement and Plan of Merger, dated as of February 5, 2015 (the “Merger Agreement”), by and among Exelis, Harris and Harris Communication Solutions (Indiana), Inc. (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Exelis (the “Merger”), with Exelis continuing as the surviving corporation in the merger (the “Surviving Corporation”) and a wholly owned subsidiary of Harris.

At the effective time of the Merger, each share of common stock, par value $0.01 per share, of Exelis (the “Exelis Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than Exelis Shares owned by Harris, Merger Sub or any direct or indirect wholly owned subsidiary of Harris and Exelis Shares owned by Exelis or any direct or indirect subsidiary of Exelis, and in each case not held on behalf of third parties) was automatically cancelled and converted into the right to receive an amount equal to (a) $16.625 in cash, without interest, and (b) 0.1025 shares of common stock, par value $1.00 per share, of Harris (the “Harris Shares”), subject to cash adjustments in lieu of fractional shares.

Additionally, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each Exelis stock option and Exelis restricted stock unit was cancelled and converted into a right to receive a certain amount of cash or, in

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some cases, a restricted stock unit covering Harris common stock, in each case as further described in the Merger Agreement.

The description herein of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Merger described under Item 2.01 on this Form 8-K, each of Harris and Exelis were obligated, within ten business days following the consummation of the Merger, to guarantee certain outstanding debt of the other.

On June 2, 2015 Harris and Exelis jointly executed and delivered a supplemental indenture to each of the following indentures evidencing such guarantees:

Supplemental Indenture to the 1990 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and U.S. Bank National Association (as successor to National City Bank), as trustee, entered into the supplemental indenture (the “1990 Supplemental Indenture”) to the indenture dated as of October 1, 1990, to add Exelis as a guarantor to the 7% debentures due 2026 issued by Harris thereunder. A copy of the 1990 Supplemental Indenture is filed as Exhibit 4.1 and incorporated by reference herein.

Supplemental Indenture to the 1996 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and The Bank of New York Mellon (as successor to Chemical Bank), as trustee, entered into the supplemental indenture (the “1996 Supplemental Indenture”) to the indenture dated as of May 1, 1996, to add Exelis as a guarantor to the 6.35% debentures due 2028 issued by Harris thereunder. A copy of the 1996 Supplemental Indenture is filed as Exhibit 4.2 and incorporated by reference herein.

Supplemental Indenture to the 2003 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee, entered into the supplemental indenture (the “2003 Supplemental Indenture”) to the indenture dated as of September 3, 2003, to add Exelis as a guarantor to the 1.999% notes due 2018, the 4.40% notes due 2020, the 2.700% notes due 2020, the 3.832% notes due 2025, the 4.854% notes due 2035, the 6.15% notes due 2040 and the 5.054% notes due 2045 issued by Harris thereunder. A copy of the 2003

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Supplemental Indenture is filed as Exhibit 4.3 and incorporated by reference herein.

Supplemental Indenture to the 2011 Indenture of Exelis Inc.

On June 2, 2015, Harris, Exelis and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as trustee, entered into the supplemental indenture (the “2011 Supplemental Indenture”) to the indenture dated as of September 20, 2011, to add Harris as a guarantor to the 4.25% senior notes due 2016 and the 5.55% senior notes due 2021 issued by Exelis thereunder. A copy of the 2011 Supplemental Indenture is filed as Exhibit 4.4 and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2015, in connection with the completion of the Merger, Exelis notified the New York Stock Exchange (the “NYSE”) that trading in the Exelis Shares should be suspended and the listing of the Exelis Shares on the NYSE should be removed. In addition, Exelis requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Exelis Shares under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On May 29, 2015, the NYSE informed Exelis that it had filed the Form 25 with the SEC. Exelis intends to file with the SEC a Form 15 requesting that the reporting obligations of Exelis with respect to the Exelis Shares under Sections 13(a) and 15(b) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

A change in control of Exelis occurred on May 29, 2015, upon the effectiveness of the Articles of Merger filed with the Secretary of State of the State of Indiana, at which time Merger Sub merged with and into Exelis. As a result, Exelis became a wholly owned subsidiary of Harris, with Harris owning all of Exelis’ common stock as the common stock of the Surviving Corporation.

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Based on the closing price of $79.25 per share of Harris common stock on the NYSE on May 28, 2015, the last trading day before the closing of the Merger, the aggregate implied value of the consideration paid to former holders of Exelis Shares in connection with the Merger was approximately $4.6 billion, including approximately $1.5 billion in Harris Shares and approximately $3.1 billion in cash. The source of funds for such cash payment was cash on hand of Harris and third-party debt financing, including a combination of borrowings under a new senior unsecured Harris term loan facility in an aggregate principal amount of $1.3 billion and a portion of the proceeds from the issuance of new Harris debt securities in an aggregate principal amount of $2.4 billion.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each then-current director of Exelis, Herman E. Bulls, Ralph F. Hake, John J. Hamre, Paul J. Kern, David F. Melcher, Patrick J. Moore, Mark L. Reuss, Billie I. Williamson and R. David Yost (together, the “Former Directors”), was removed and the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Surviving Corporation. Information on the positions held by the Former Directors on any committee of the board of directors of the Company at the time of the Former Directors’ removal is set forth under the caption “Committees of the Board of Directors” in the Company’s definitive Proxy Statement filed with the SEC on March 26, 2014 and is incorporated herein by reference.

In connection with the Merger, David F. Melcher, Chief Executive Officer and President; Peter J. Milligan, Senior Vice President and Chief Financial Officer; Ann D. Davidson, Senior Vice President, Chief Legal Officer and Corporate Secretary; and A. John Procopio, Senior Vice President and Chief Human Resources Officer, each ceased to be an officer of Exelis as of June 1, 2015.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, on May 29, 2015, the Merger occurred, and the separate existence of Merger Sub ceased, with Exelis continuing as the Surviving Corporation. As of the effective time of the Merger, the articles of incorporation of the Surviving Corporation were amended and restated in their entirety to be identical to the articles of incorporation of Merger Sub (except as to the name of the Surviving Corporation, which is Exelis Inc.), and the by-laws of Surviving Corporation were amended and restated in their entirety to be identical to the by-laws of Merger Sub (except as to the name of the Surviving Corporation, which is Exelis Inc.).

The articles of incorporation and the amended and restated code of by-laws of the Surviving Corporation are attached hereto as Exhibit 3.1 and Exhibit 3.2 respectively, and are incorporated herein by reference.

Item 8.01 – Other Events

On June 2, 2015, Exelis executed and delivered a guarantee to the administrative agent, under each of (1) the Revolving Credit Agreement, dated as of September 28, 2012, by and among Harris, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, as amended by the Amendment No. 1 to the Revolving Credit Agreement, dated as of February 25, 2015 (the “Revolving Credit Agreement”), and (2) the Term Loan Agreement, dated as of March 16, 2015, by and among Harris, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Term Loan Agreement”), pursuant to its obligations to become a guarantor under the Term Loan Agreement and the Revolving Credit Agreement within ten business days following the consummation of the Merger.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 5, 2015, by and among Harris Corporation, Exelis Inc. and Harris Communication Solutions (Indiana), Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on February 6, 2015 and incorporated herein by reference).

3.1	Articles of Incorporation of Exelis Inc. as the Surviving Corporation, effective as of May 29, 2015.

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3.2	Amended and Restated Code of By-laws of Exelis Inc. as the Surviving Corporation, effective as of May 29, 2015.

4.1	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and U.S. Bank National Association (as successor to National City Bank), to the Indenture dated as of October 1, 1990 between Harris Corporation and U.S. Bank National Association (as successor to National City Bank).

4.2	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon (as successor to Chemical Bank), to the Indenture dated as of May 1, 1996 between Harris Corporation and The Bank of New York (as successor to Chemical Bank).

4.3	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), to the Indenture dated as of September 3, 2003 between Harris Corporation and The Bank of New York (as successor to The Bank of New York).

4.4	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), to the Indenture dated as of September 20, 2011 among Exelis Inc., ITT Corporation as Guarantor and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.).

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Exelis and Harris, the management of either such company or the proposed transaction between Exelis and Harris, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Exelis and Harris undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the

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business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and the risks that are described from time to time in Exelis’ and Harris’ respective reports filed with the SEC, including Exelis’ Annual Report on Form 10-K for the year ended December 31, 2014 (as amended by Annual Report on Form 10-K/A filed on April 6, 2015) and quarterly report on Form 10-Q for the quarter ended March 31, 2015, and Harris’ annual report on Form 10-K for the year ended June 27, 2014 and quarterly reports on Form 10-Q for the quarters ended September 26, 2014, January 2, 2015 and April 3, 2015, in each case, as such reports may have been amended. This document speaks only as of its date, and Exelis and Harris each disclaims any duty to update the information herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

By:	/s/ James J. Wallace
Name: James J. Wallace
Title: Deputy General Counsel and Assistant Secretary

Date: June 3, 2015

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 5, 2015, by and among Harris Corporation, Exelis Inc. and Harris Communication Solutions (Indiana), Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on February 6, 2015 and incorporated herein by reference).

3.1	Articles of Incorporation of Exelis Inc. as the Surviving Corporation, effective as of May 29, 2015.

3.2	Amended and Restated Code of By-laws of Exelis Inc. as the Surviving Corporation, effective as of May 29, 2015.

4.1	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and U.S. Bank National Association (as successor to National City Bank), to the Indenture dated as of October 1, 1990 between Harris Corporation and U.S. Bank National Association (as successor to National City Bank).

4.2	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon (as successor to Chemical Bank), to the Indenture dated as of May 1, 1996 between Harris Corporation and The Bank of New York (as successor to Chemical Bank).

4.3	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), to the Indenture dated as of September 3, 2003 between Harris Corporation and The Bank of New York (as successor to The Bank of New York).

4.4	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), to the Indenture dated as of September 20, 2011 among Exelis Inc., ITT Corporation as Guarantor and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.).

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